UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                               September 21, 2004

                              Immersion Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                     000-27969           94-3180138
(State or other jurisdiction of   (Commission File No.)  (I.R.S. Employer
        incorporation)                                   Identification No.)

                                  801 Fox Lane
                           San Jose, California 95131
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (408) 467-1900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

         On September 21, 2004, Immersion Corporation ("Immersion") issued a press release announcing that a jury returned a verdict favorable to Immersion in its patent infringement suit against Sony Computer Entertainment, Inc. and Sony Computer Entertainment of America, Inc. The verdict included a damages award of $82.0 million. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit No.     Description
----------      -----------
  99.1 Press Release dated September 21, 2004 announcing that a jury returned a verdict favorable to Immersion Corporation in its patent infringement suit against Sony Computer Entertainment, Inc. and Sony Computer Entertainment of America, Inc.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 21, 2004

                               IMMERSION CORPORATION


                               By: /s/ Victor Viegas
                                   ------------------------------------
                                   Victor Viegas
                                   President, Chief Executive Officer,
                                   Chief Financial Officer and Director

                                  EXHIBIT INDEX


Exhibit No.       Description
----------        -----------
  99.1            Press Release dated  September  21, 2004  announcing  that a jury returned a verdict favorable to Immersion Corporation in its patent infringement suit against Sony Computer
                  Entertainment,  Inc.  and  Sony  Computer  Entertainment  of
                  America, Inc.

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